Shareholders Equity (Annual) (Annual Report, USD $)	Members' Deficit Annual Report USD ($)
Beginning Balance at Dec. 31, 2010	$ (8,933)
Members Contributions	11,365
Net Loss	(13,132)
Ending Balance at Dec. 31, 2011	(10,700)
Net Loss	(163,456)
Ending Balance at Dec. 31, 2012	$ (174,156)